UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2003

3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Great America Parkway Santa Clara, CA 95052
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 326-5000

(Former name or former address, if changed since last report)

Item 5.        Other Events

On March 19, 2003, 3Com Corporation issued a press release regarding its financial results for its third quarter of fiscal year 2003 ended February 28, 2003.  Also on March 19, 2003, 3Com Corporation issued a joint press release with Huawei Technologies Limited announcing an agreement to form a joint venture.  Both press releases are filed as exhibits to this current report and are incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

(c)                             Exhibits

The following exhibits are filed herewith:

99.1             Text of Press Release, dated March 19, 2003, titled “3Com Reports Fiscal Q3 Results”

99.2             Text of Press Release, dated March 19, 2003, titled “3Com and Huawei Form Joint Venture in China for Enterprise Networking Solutions”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: March 20, 2003	By:	/s/ Mark D. Michael
Mark D. Michael
Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1             Text of Press Release, dated March 19, 2003, titled “3Com Reports Fiscal Q3 Results”

99.2             Text of Press Release, dated March 19, 2003, titled “3Com and Huawei Form Joint Venture in China for Enterprise Networking Solutions”